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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 1, 1998, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                        GRANT THORNTON LLP


Provo, Utah
May 12, 1999